Exhibit 10.17


                               NET LEASE AGREEMENT
                               -------------------

                  THIS NET LEASE AGREEMENT (this "Lease") is made and entered into as of this 17 day of April, 1998, by and between THE JOSEPH A. BANK MFG. CO., INC., a New Jersey corporation ("Landlord"), and SOURCEONE, L.L.C. a New York limited liability company ("Tenant").

                                   ARTICLE 1

                               LEASE OF FACILITY

                  1.1.     Lease of Facility.
                           -----------------

                  Landlord does lease to Tenant, and Tenant leases from Landlord, all of the following (collectively the "Facility"):

                  (a) That certain tract or parcel of land consisting of
              approximately 43,386 square feet, more or less, located in Baltimore City, Maryland, as more particularly described in Exhibit A (the "Land");

                  (b) All buildings, structures and other improvement of every kind including, but not limited to, sidewalks, utility pipes, conduits and lines, parking areas and roadways appurtenant to such buildings, structures and improvements presently situated on the Land (collectively, the "Building");

                  (c) All easements, rights and appurtenances relating to the
              Land and the Building;

                  (d) All Building systems, including all components thereof, now permanently affixed to or incorporated into the Building; and

                  This Lease Agreement is subject to the terms, covenants and conditions set forth herein. Tenant covenants as a material part of the consideration for this Lease Agreement to keep and perform each and all of the terms, covenants and conditions by it to be kept and performed, and this Lease Agreement is made upon the condition of such performance. Landlord covenants as a material part of the consideration for this Lease Agreement to keep and perform each and all of the terms and covenants by it to be kept and performed.

                  1.2.     Governmental Approvals.
                           ----------------------

                  The Facility is leased to Tenant from Landlord in an "AS-IS" condition with respect to compliance with applicable statutes, ordinances, rules, regulations, zoning variances and special exceptions. Tenant hereby undertakes, at its sole cost and expense, the responsibility to obtain all appropriate governmental approvals, certificates, licenses and permits in order to operate the Facility for uses described herein. In no event shall Landlord be liable for any limitation on the use of the Facility which may be imposed by statute, ordinance, rule, regulation, zoning variance or special exception, economic

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     condition or otherwise.

                  1.3      Space Reserved.
                           --------------

                  Notwithstanding the terms of Section 1.1. there is specifically and exclusively reserved to Landlord, and the Facility shall not include, the vault and other area presently used by Landlord for record storage (the "Storage Areas").

                  In addition, Tenant shall have the right at all times, in common with others, for ingress and egress to the Storage Areas including, but not limited to, loading and unloading facilities in the Facility used in conjunction therewith.

                  1.4      Condition to Lease.
                           ------------------

                  The effectiveness of this Lease and the delivery of the Facility to Tenant is a condition to the effectiveness of that certain Primary Supply Agreement dated as of April 16, 1997 (the "Supply Agreement") between Landlord and M.S. Pietrafesa, L.P. ("Pietrafesa"). This shall not be a continuing condition and Tenant's acceptance of the Facility shall satisfy it.

                                    ARTICLE 2

                                   LEASE TERM

                  2.1.     Initial Term.
                           ------------

                  The initial term of this Lease Agreement (the "Initial Lease Term") shall commence on April 17, 1998 (the "Commencement Date") and shall terminate on February 29, 2000, or on such earlier date on which the Initial Lease Term may expire or be terminated pursuant to this provisions of the Lease. Tenant shall be entitled to, and its obligations hereunder shall be conditioned on, possession of the Facility as of the Commencement Date.

                  2.2.     Renewal Term.
                           ------------

                  The Initial Lease Term may be renewed at the option of Tenant. If renewed, the renewal shall be for one additional twelve-month term (the "Renewal Lease Term"; the Initial Lease Term and the Renewal Lease Term are collectively referred to as the "Lease Term").

                               2.2.1 If Tenant elects to renew, it shall be a
     condition to renewal that (i) Tenant not be in default under any of the terms hereof and (ii) Tenant give Landlord at least four (4) months written notice of its desire to renew.

                               2.2.2 If Tenant elects to renew all terms, this
     Lease shall continue to apply except Base Rent which shall be calculated in the manner set forth in Section 2.2.3 hereof.

                               2.2.3 The Base Rent for the Renewal Lease Term
     shall be equal to the fair rental value (the "FRV") of the Facility. For the purposes of this Lease, the FRV shall be determined as follows:

                               (a)  By agreement between Landlord and Tenant;
     or,

                               (b)  If  Landlord  and  Tenant  have not or are
     unable to agree on the FRV within thirty (30) days after the date on which Tenant exercises such option for the Renewal Lease Term then the FRV shall be determined by an independent and qualified MAI appraiser with at least ten (10) years' commercial real estate appraisal experience in the vicinity of the Facility (a "Qualified Appraiser"). Landlord and Tenant shall agree on the appointment of a Qualified Appraiser within seven (7) days after the expiration of the foregoing thirty (30) day period, and each party shall bear one-half (1/2) of the costs and expenses of the Qualified Appraiser. If Landlord and Tenant fail or are unable to agree on the appointment of a Qualified Appraiser within such seven (7) day period, the FRV shall be determined by three (3) Qualified Appraisers, one selected by Landlord and one selected by Tenant (such Qualified Appraisers to be selected within seven (7) days after the expiration of the immediately preceding seven (7) day period specified in this sentence), and the third Qualified Appraiser shall be selected by the appointed Qualified Appraisers. If either Landlord or Tenant shall fail to appoint a Qualified Appraiser, the Qualified Appraiser appointed by the other of them shall select the second Qualified Appraiser within seven (7) days after such failure to appoint. If the two Qualified Appraisers so determined shall be unable to agree on the selection of a third Qualified Appraiser within seven (7) days after the two Qualified Appraisers are determined, then either Qualified Appraiser, on behalf of both, may request such appointment by the American Institute of Real Estate Appraisers (or any successor association or body of comparable standing if such institute is not then in existence). The FRV shall be the average of the two closest valuations of the Premises as determined by the Qualified Appraisers. The costs, fees, and expenses of each Qualified Appraiser appointed separately by Landlord and Tenant, respectively, shall be borne by the party who appointed the Qualified Appraiser. The costs, fees, and expenses of the third Qualified Appraiser shall be shared equally between Landlord and Tenant. The FRV determined by such Qualified Appraisers in accordance with this Section, together with copies of their appraisal reports, shall be submitted to Landlord and Tenant within thirty (30) days after the panel of three Qualified Appraisers is constituted. The FRV of the Premises determined in accordance with the provisions of this Section shall be binding and conclusive on Landlord and Tenant.

                  2.3.     Lease Year.
                           ----------

                  As used herein during the Initial Lease Term and the Renewal Lease Term, the term "Lease Year" means (i) with respect to the first Lease Year, the period from the Commencement Date through February 28, 1999, (ii) thereafter, the twelve (12) month period commencing on the day after the last day of the preceding Lease Year and ending on the first anniversary of the last day of the preceding Lease Year.

                                    ARTICLE 3

                                      RENT

                  3.1.     Base Rent.
                           ---------

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                  Tenant covenants and agrees to pay to Landlord throughout the
     Initial Lease Term and, if applicable, the Renewal Lease Term, base rent (the "Base Rent"), equal to $1.00 per Lease Year.

                               3.1.1.   Base  Rental.  Base  Rent  for the
     Initial Term has been paid to Landlord, and Landlord acknowledges receipt of the same.

                  3.2.     Triple Net Lease.
                           ----------------

                  It is the intention of Landlord and Tenant that this Lease Agreement be a "triple net lease," with Tenant paying during the Lease Term the Base Rent described in Section 3.1 without notice or demand and free of any recoupment, counterclaim, offset, abatement or other deduction whatsoever. Not in limitation of the foregoing sentence but by way of example, Tenant shall be obligated to pay, as additional rent, any and all costs and expenses relating to the Facility, including but not limited to taxes (in the manner and at the times set forth in Section 4.1.2), maintenance, repair, replacement, utilities, capital expenditures and operational expenses, but excepting however insurance as set forth in
     Article 10. This Lease shall always be construed to effectuate the foregoing declared intent of the parties.

                  3.3      Late Payments.
                           -------------

                  Any installment of additional rent or any other payment required to be made by Tenant hereunder that is due to, or paid by, Landlord and which is not paid when due shall bear simple interest of eighteen percent (18%) per annum (the "Default Rate") from the date each installment shall have fallen due.

                  3.4.     Additional Rent.
                           ---------------

                  Whenever under the terms of this Lease Agreement any sum of money is required to be paid by Tenant to Landlord in addition to the Base Rent reserved herein, such sum shall be deemed to be additional rent, regardless of whether designated as such, and shall be collectible as rent.

                  3.5.     Payment of Rental.
                           -----------------

                  All additional rent shall be paid without any set off or deduction whatsoever. Any payment by Tenant or acceptance by Landlord of additional rent of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

                                    ARTICLE 4

                              TAXES AND ASSESSMENTS

                  4.1.     Taxes.
                           -----

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                               4.1.1. As additional rent hereunder, Tenant
     hereby agrees to pay all real and personal property taxes (including, without limitation, rental taxes, if any), assessments, impositions and other charges of every description and character levied on or assessed against all or any portion of the Facility, improvements located on or affixed to the Facility, and personal property located on or affixed to the Facility, to the extent that such taxes, assessments, impositions, and other charges relate to the Lease Term.

                               4.1.2. Payment of Taxes. Taxes shall be paid by
     Tenant in arrears in equal monthly installments in such amounts as are estimated and billed for each tax year by Landlord at the commencement of the Term and at the beginning of each successive tax year during the Lease Term, each such installment being due on the first day of each calendar month (commencing May 1, 1998). At any time during a tax year, Landlord may revise its estimate of Tenant's Taxes and adjust Tenant's equal monthly installments payable thereafter during the Tax Year to reflect such revised estimate. Within twenty (20) days after Landlord's receipt of tax bills for each tax year, Landlord will certify to Tenant the amount of Taxes for the tax year in question. The failure of Landlord to provide such certification within the time prescribed above shall not relieve Tenant of its obligations generally or for the specific Tax Year in which any such failure occurs unless the Landlord fails promptly thereafter to provide such certification.

                  4.2.     Right to Seek Reduction.
                           -----------------------

                  Tenant, at its own cost and expense, shall have the right to seek a reduction in the assessed valuation of the Facility.

                  4.3.     Substitute Taxes.
                           ----------------

                  If at any time during the Lease Term the laws concerning the methods of real property taxation prevailing at the Commencement Date are changed so that a tax or excise on rent or any other such tax, however described, is levied or assessed against Landlord as a direct substitution in whole or in part for any real property taxes, or in addition thereto, Tenant shall pay as additional rent before delinquency (subject to timely invoicing to Tenant for the same) the substitute or additional tax or excise on rents; provided, however, that Tenant shall not be required to pay any municipal, county, state or federal income taxes of Landlord.

                                    ARTICLE 5

                       ARTICLE 5 IS INTENTIONALLY OMITTED

                                    ARTICLE 6

                    USE OF FACILITY/ ENVIRONMENTAL COMPLIANCE

                  6.1.     Permitted Use.
                           -------------
                  Tenant hereby agrees to use the Facility for the operation of a manufacturing facility for clothing and related apparel products, and for no other use without Landlord's

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     prior written consent, which consent will not be unreasonably withheld.

                  6.2.     Compliance with Environmental Laws.
                           ----------------------------------

                  Without limiting the provisions of Article 14 hereof, Tenant shall comply in all respects with all "Environmental Laws" (as hereinafter defined) now in force or which may hereafter be enacted or promulgated applicable to the Facility and the conduct of Tenant's business at the Facility.

                  Landlord represents that it has complied in all respects with all "Environmental Laws" applicable to the Facility for the period from August 28, 1984 to the date hereof (the "Environmental Indemnification Period").

                  Further, Tenant shall bear all Environmental Liabilities and Costs (as hereinafter defined) to the extent that such Environmental Liabilities and Costs arise from the operation of the Facility during the Lease Term or any condition of the Land that arises from activities by Tenant or its agents during the Lease Term; provided, however, that Tenant shall have no obligation, expense, cost or liability under any provision of this Lease Agreement as a result of, and Landlord shall indemnify and hold Tenant and its affiliates harmless against, (i) Environmental Liabilities and Costs arising from the operation of the Facility prior to the Commencement Date, (ii) any Release that occurred prior to the Commencement Date, or (iii) any noncompliance with any Environmental Laws prior to the Commencement Date, except that Tenant shall be responsible to the extent of any aggravation of or contribution to any such Release is caused by Tenant noncompliance of any Existing Environmental Condition during the Lease Term.

                  6.3.     Definitions.
                           -----------

                  For purposes of this Article, the following definitions shall apply:

                  "Environment" means navigable waters, waters of the contiguous zone, ocean waters, natural resources, surface waters, ground water, drinking water supply, land surface, subsurface strata, and ambient air, both inside and outside of buildings and structures.

                  "Environmental Laws" means federal, state, local and foreign laws, common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection of the environmental or public health and safety, including, but not limited to the Release or threatened Release of Hazardous Substances into the Environment or otherwise relating to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

                  "Environmental Liabilities and Costs" means all liabilities, losses, fines, penalties, charges, damages (including damages to persons, property or the Environment), costs, or expenses (including legal, engineering, and other consultant and expert witness fees and expenses) arising under Environmental Laws, or related to Remedial Actions, or otherwise arising out of or in respect of:

                      (a) the operation of the Facility or any real property,
              assets, equipment

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              or facilities related to it; or

                      (b) the environmental conditions on, under, above, or
              about the Facility or any real property, assets, equipment or facilities related to it; or

                      (c) expenditures necessary to cause alter, maintain, or
              restore the Facility so as to be or remain in compliance with any and all requirements of Environmental Laws including, without limitation, all permits, licenses or other authorization issued under or pursuant to such Environmental Laws.

                  "Existing Environmental Condition" means any environmental condition on, under, above, or about the Facility or any real property, assets, equipment or facilities related to it existing prior to the Commencement Date.

                  "Governmental Authority" means any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision.

                  "Hazardous Substance" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste, including without limitation any such substance regulated under or defined by any Environmental Law.

                  "Losses" means all liabilities, losses, fines, penalties, changes, damages, costs (including, without limitation, court costs) or expenses (including, without limitation, reasonable attorneys fees).

                  "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the Environmental or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, ground water or property.

                  "Remedial Action" means all actions reasonably necessary, whether voluntary or involuntary, to (i) clean up, remove, treat or in any other way adjust Hazardous Substances in the Environment; (ii) prevent the Release or further movement of Hazardous Substances so that they do not migrate or endanger or threaten to endanger public health or welfare or the Environment; or (iii) perform remedial studies, investigations, restoration and post-remedial studies, investigations and monitoring at, on, under or about the Facility.

                  6.4.     Environmental Compliance.
                           ------------------------

                      (a) Tenant agrees that promptly after the Commencement
              Date, it will, at no expense to Landlord, apply for the transfer into Tenant's name of all permits, licenses and approvals required under the Environmental Laws for the operation and use of the Facility, and if any of the same are not transferable, promptly apply for new permits, licenses and approvals to replace any that are not transferable. Tenant will diligently pursue such applications and use its best efforts to cause the transfers or issuances of new licenses to be approved. Tenant represents and

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              warrants that it will at no expense to Landlord, maintain
              compliance with the terms and conditions of all such permits and will obtain any other such permits necessary for the operation and use of the Facility.

                      (b) Tenant agrees to notify Landlord, and Landlord agrees
              to notify Tenant, promptly in writing, upon the party or any of its representatives learning of any of the following with respect to the Facility:

                               (i)      notice or claim to the effect that
                                        Landlord or Tenant is or may be liable
                                        to any person as a result of the Release or threatened Release of any Hazardous Substance into the Environment;

                               (ii)     notice that Landlord or Tenant is
                                        subject to investigation by any
                                        Governmental Authority evaluating
                                        whether any Remedial Action is needed to respond to the Release or threatened Release of any Hazardous Substance into the Environment;

                               (iii)    notice of a condition which might
                                        reasonably be expected to result in a
                                        notice of violation of any Environmental
                                        Law; or

                               (iv)     notice of the commencement of any
                                        judicial or administrative proceeding
                                        alleging a violation of any
                                        Environmental Law.

                      (c) Without limiting the generality of the foregoing,
              Tenant shall identify and dispose of hazardous wastes, as defined by any Environmental Laws, generated by Tenant during the Lease Term in the manner required by any and all applicable federal, state and local laws, rules and regulations. Upon the expiration or earlier termination of the Lease Agreement, Tenant shall, unless otherwise agreed by the parties, identify and dispose of all containers of Hazardous Substances that have been placed on the site by the Tenant during the Lease, in accordance with all applicable federal, state, and local laws, rules and regulations.

                  6.5.     Waste; Nuisance.
                           ---------------

                  Tenant shall not use the Facility nor permit any use of the Facility which in any manner will cause or constitute waste, nuisance or unreasonable annoyance to owners or occupants of adjacent or neighboring properties. Tenant shall not do, bring, keep or permit anything in or about the Facility that will cause a cancellation of any insurance or any increase in the cost of insurance covering the Facility unless, in the case of any increase in the cost, Tenant agrees to pay the increased cost. Tenant shall, at its expense, comply with any and all requirements pertaining to the Facility of any insurance company necessary for the maintenance of reasonable property and public liability insurance for the Facility. Tenant shall, at its expense, keep the Facility, including walkways and landscaping adjacent to the Facility, clean and free from rubbish and dirt at all times, and shall arrange for the regular pick up and cartage of trash and garbage at Tenant's expense.

                  6.6.     Covenant of Continuous Use.
                           --------------------------

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                  Except as provided in the following paragraph, Tenant shall
     (subject to any right to terminate this Lease) continuously and diligently use the Facility for the use specified in this Lease Agreement. If the Facility is partially destroyed or condemned and this Lease Agreement remains in full force and effect, Tenant shall continue operation of the Facility to the extent reasonably practical from the standpoint of good business judgment during any period of reconstruction or restoration.

                  Tenant may temporarily close the Facility, for a period not to exceed an aggregate of thirty (30) days, in order to perform repairs, alterations, improvements or renovations which are required by this Lease Agreement or approved by Landlord, if closing the Facility, in the Tenant's reasonable opinion, is the most cost-effective way to accomplish such repairs, alterations, improvements or renovations and does not violate any applicable laws.

                                    ARTICLE 7

                     IMPROVEMENTS, ALTERATIONS AND ADDITIONS

                  7.1.     Additions.
                           ---------

                  Tenant shall not make any alterations, improvements and/or additions (collectively "Additions") to the Facility without first obtaining the prior written consent of Landlord, which consent may not be unreasonably withheld. When making such determination, Landlord may consider all relevant factors, including, but not limited to, the other provisions of this Agreement.

                  7.2.     Removal.
                           -------

                  If approved by Landlord in accordance with Section 7.1 herein, any and all Additions shall become a part of the Facility, and except for personal property and trade fixtures owned by Tenant (including equipment owned by Tenant and affixed to the Premises), shall remain on and be surrendered with the Facility on expiration or sooner termination of this Lease Agreement.

                  7.3.     Mechanics' and Materialmen's Liens.
                           ----------------------------------

                  Tenant shall pay all costs and expenses for any construction done on the Facility, and shall keep the Facility free and clear of all mechanics' or materialmen's liens resulting from construction done by or for the Tenant or with the permission of Tenant. Any mechanic's or materialmen's lien filed against the Facility shall be discharged by Tenant, by bond or otherwise, within ten (10) days after Tenant's receipt of notice of the filing thereof, at the sole cost and expense of Tenant. Tenant shall have the right to contest the correctness or validity of any such lien if Tenant procures and posts a lien release bond in recordable form issued by a corporation authorized to issue surety bonds in the State of Maryland in an amount equal to one and one-half (1-1/2) times the amount of the claim of lien. The bond shall meet all requirements of Maryland law and shall provide for the payment of any sum that claimant may recover on the claim together with costs of suit if it recovers in the action.

                                    ARTICLE 8

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                             MAINTENANCE AND REPAIRS

                  8.1.     Maintenance and Repairs.
                           -----------------------

                  Tenant, at its sole cost and expense, shall maintain the Facility in good condition and shall deliver the same and surrender the Facility to Landlord at the expiration or earlier termination of the Lease Term in the same condition as received at the Commencement Date less the effects of normal wear-and-tear. In addition, on or before _________ of each year during the Lease Term, Tenant shall, at its sole cost, cause a boiler inspection to be performed on the boiler included in the Facility by an inspector mutually selected by Tenant and Landlord. Tenant shall deliver to Landlord a copy of the inspection report prepared by such inspector promptly upon Tenant's receipt thereof. Also, Tenant shall, at its sole cost, have the boiler properly serviced and maintained on a regular basis in accordance with accepted standards and practices in the boiler industry, including, without limitation, appropriate feed water testing and conditioning.

                  8.2.     Condition of Facility.
                           ---------------------

                  Tenant accepts the Facility from the Landlord on an "As Is/Where Is" basis and each party acknowledges that Landlord has made, makes and shall make no representations or warranties (except under Article
     (6)) with respect to the Facility, express or implied. Without limiting the generality of the foregoing, each party acknowledges and agrees that Landlord has made, makes and shall make (i) no representation or warranty of tenantability or habitability with respect to the Facility, (ii) no representation or warranty of fitness with respect to any fixtures contained therein, and (iii) no representation or warranty with respect to the physical condition of the Facility or the operating order or condition of any fixtures; and Tenant agrees that, except for the express representation and warranty set forth in Section 14.3 hereof, Tenant is not relying upon any representations or warranties of Landlord with respect to the tenantability, habitability, fitness, physical condition, or operating order of the Facility or any of the fixtures contained therein.

                  8.3.     Tenant's Responsibility.
                           -----------------------

                  Tenant agrees that during the Lease Term, it will at its own cost and expense keep (i) the Facility and fixtures in a clean and sightly condition consistent with the Facility's current condition less the effects of normal wear-and-tear and in compliance with all applicable legal requirements and (ii) all components and systems thereof (including, but not limited to, boilers, air conditioning, heating and ventilation systems, and all other electrical and mechanical systems), and the grounds and paved and impervious areas surrounding the Facility, in good order and repair and in good operating condition less the effects of normal wear-and tear. Tenant, except as may be otherwise expressly provided in this Lease Agreement, shall promptly, at its sole cost and expense, make all necessary repairs, restorations, renewals and replacements to the Facility whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. Such repairs, restorations, renewals and replacements shall, to the extent practicable, be comparable in quality to the original work or property replaced.

                  8.4.     Landlord's Responsibility.
                           -------------------------

                  Landlord shall have no responsibility or obligation whatsoever to maintain, repair, replace, restore, or keep safe the Facility or fixtures and Landlord shall not be required to make any repairs, replacements, alterations, or renewals of any nature or description to the Facility, whether interior or exterior, ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever in connection with this Lease Agreement or to impact or maintain the Facility in any way. Landlord and its agents shall have the right, but not the obligation, without additional notice to Tenant and at Tenant's expense (which expense shall constitute additional rent and shall be payable upon written demand therefor), to enter onto and make any repairs to the Facility that Landlord reasonably believes are necessary to maintain the Facility if Tenant fails to make such repairs within twenty
     (20) days after Landlord delivers written notice to Tenant requesting Tenant to complete the necessary repairs. No such twenty (20) day notice period shall be required prior to Landlord's entry and repair in the event that the failure to immediately make such repair could cause a substantial amount of damage to the Facility.

                                    ARTICLE 9

                             UTILITIES AND SERVICES

                  Tenant shall, at its sole cost and expense, make all arrangements for and pay for all charges for utilities and services furnished to it or used by it, including, without limitation, gas, electricity, water, sanitary sewer, telephone service, trash collection and for all connection charges for such services. Landlord shall have no obligation whatsoever to provide or pay for any utilities now available or which may in the future become available at the Facility pursuant to appropriate utilities easements, including but not limited to: gas, electricity, water, telephone, storm and sanitary sewer, provided that Landlord shall reasonably cooperate with Tenant (but without any out-of-pocket expense to Landlord) in the securing thereof.

                                   ARTICLE 10

                                    INSURANCE

                  10.1. Facility. During the Lease Term, Landlord, at its sole cost and expense, shall keep the Facility and fixtures insured against loss or damage by, flood, fire and such other risks as are now or hereafter are included in an extended coverage endorsement in common use for commercial property in the geographic location of the Facility, including vandalism and malicious mischief in an amount equal to the full replacement value of the Facility.

                  10.2.    Public Liability and Automobile Insurance.
                           -----------------------------------------

                  During the Lease Term, Tenant, at its sole cost and expense, shall keep or cause to be kept in force, for the mutual benefit of Landlord and Tenant, the following types of insurance coverage:

                      (a) comprehensive general bodily injury liability
              insurance and property damage liability insurance, including contractual and products and completed operations, with a combined single limit of liability of Ten Million Dollars ($10,000,000.00) for personal injuries or deaths of persons or for property damage occurring in or about the Facility.

                      (b) comprehensive automobile property damage liability
              insurance, providing protection of at least $10,000,000.00 per accident.

                  10.3. Workers' Compensation, Unusual Hazards, and Other Insurance.
                           -------------------------------------------------

                  During the Lease Term, Tenant, at its sole cost and expense, shall keep in force in form and coverage reasonably satisfactory to
     Landlord:

                               (a) Workmen's compensation (or equivalent)
              insurance, including employer's liability insurance, in an amount necessary to meet all legally required limits.

                               (b) Boiler and machinery insurance.

                               (c) If Tenant commits, permits, or causes the
              conduct of any activity or the bringing or operation of any equipment (other than the equipment currently located at the Facility and similar equipment) on or about the Facility creating, in Landlord's reasonable judgment, unusual hazards, Tenant shall procure and maintain in force during such activity or operation insurance sufficient to cover the risks represented thereby. Landlord's demand for unusual hazard insurance hereunder shall not constitute a waiver of any right Landlord may have to demand the removal, cessation, or abatement of such activity or operation.

                               (d) Tenant may procure and maintain any insurance
              not required by this Lease Agreement, but all such insurance shall be subject to all other provisions of this Lease Agreement pertaining to insurance and shall be for the mutual benefit of Landlord and Tenant.

                  10.4.    General Insurance Matters.
                           -------------------------

                  All insurance required under Sections 10.4 and 10.5 of this Lease Agreement shall be carried only with responsible insurance companies having a rating by A.M. Best Company of A- or better, and shall:

                               (a) Name Landlord as an additional  insured or
              additional loss payee, as applicable, and contain cross-liability endorsements;

                               (b) Contain a waiver of subrogation  by the
              insurance  company in favor of the landlord;

                               (c) Be primary as to Landlord and noncontributing
              with any insurance that may be carried by Landlord;

                               (d) Not provide for a deductible of more than Ten
              Thousand Dollars ($10,000.00);

                               (e) Be provided by insurance companies duly
              licensed in the State of Maryland and reasonably acceptable to Landlord; and

                               (f) Provide that they cannot be canceled or
              materially changed except after thirty (30) days' written notice by the insurer to Landlord.

                  10.5.    Proof of Compliance; Failure to Maintain Insurance.
                           --------------------------------------------------

                  Tenant shall deliver to Landlord, in the manner required for notices herein, copies of policies and certificates of all insurance policies required by this Lease Agreement, together with evidence satisfactory to Landlord of payment required for procurement and maintenance of the policy, within the following time limits:

                               (a) For insurance required at the commencement of
              this Lease Agreement, upon the Commencement Date.

                               (b) For insurance becoming required at a later
              date, at least ten (10) days before the requirement takes effect.

                               (c) For any renewal or replacement of a policy
              already in existence, Tenant will provide evidence at least ten
              (10) days before expiration or other termination of the existing policy.

                  If Tenant fails or refused to procure or to maintain insurance as required by this Lease Agreement or fails or refuses to furnish Landlord with required proof that the insurance has been procured and is in force and paid for, Landlord shall have the right, but not the obligation, at Landlord's election, to procure and maintain such insurance. The premiums paid by Landlord shall be treated as additional rent due from Tenant with interest at the Default Rate, to be paid on the first day of the month following the date on which the premiums were paid. Landlord shall give Tenant prompt notice of the payment of such premiums, stating the amounts paid and the name of the insurer or insurers, and interest at the Default Rate shall run from the date of payment by Landlord.

                                   ARTICLE 11

                                   DESTRUCTION

                  11.1.    Destruction of Facility.
                           -----------------------

                  If during the Lease Term the Facility is totally or partially destroyed from any cause whatsoever, whether or not such cause is covered by insurance maintained by Landlord, rendering the Facility totally or partially inaccessible or unusable, Landlord, at its sole option, may either (i) cancel and terminate this Lease or (ii) with due diligence and dispatch, restore the Facility to substantially the same condition as it was in immediately before destruction. There shall be no abatement of Base Rent or any other payment to be made by Tenant hereunder, except that Landlord will credit against any additional rent (i) any business interruption insurance proceeds actually received by Landlord and (ii) any credit actually received by Landlord for items prepaid by Tenant but which were reduced as a result of such destruction. Upon cancellation of this Lease by Landlord, Landlord shall be then entitled to all insurance proceeds payable by reason of the destruction.

                                   ARTICLE 12

                                  CONDEMNATION

                  12.1.    Certain Definitions.
                           -------------------

                  The following terms shall have the following meanings: (i) "Taking" shall mean the transfer of the use, occupancy or title of the Facility or any portion thereof to an entity exercising the power of eminent domain in any actual or threatened action or proceeding pursuant to any law, general or special, and shall include such transfer made in settlement or in lieu of any such threatened action or proceeding; (ii) the "Date of Taking" shall mean the earlier of the date upon which the use, occupancy or title of the Facility or any portion thereof is vested in, or possession thereof is taken by, such entity; and (iii) "Award" shall mean the amounts recovered as compensation or damages on account of a Taking, including all amounts paid pursuant to any agreement with such entity which has been made in settlement or under threat or in lieu of any such action or proceeding, less the reasonable costs and expenses incurred in collecting such amounts (including any such amounts held or received by or on behalf of Landlord by the holder of any mortgage and any attorneys'
     fees).

                  12.2.    Taking.
                           ------

                  If there shall occur any Taking of all or any part of the Facility, then this Lease Agreement shall terminate effective as of the Date of Taking provided, however, that such termination shall be without prejudice to the rights of Landlord to recover and retain the Award in its own name.

                  12.3     Claims of Landlord and Tenant.
                           -----------------------------

                  Landlord shall be entitled to receive the entire Award in any proceeding with respect to such Taking without deduction therefrom for any estate vested in Tenant by this Lease Agreement, and Tenant shall receive no part of such Award, except as herein expressly provided. Tenant shall have the right to make a separate claim with the condemning authority for
     (i) any moving or relocation expenses incurred by Tenant as a result of such condemnation; and (ii) any costs incurred and paid by Tenant in connection with any alteration or improvement made by Tenant to the Facility, provided, however, that such separate claim shall not reduce or adversely affect the amount of Landlord's Award.

                                   ARTICLE 13

                              DEFAULT AND REMEDIES

                  13.1.    Default by Tenant.
                           -----------------

                  The occurrence of any one or more of the following events shall constitute a default and breach of this Lease Agreement by Tenant:

                  (a) Failure by Tenant to make any payment of additional rent, or any other payment required to be made by Tenant hereunder as and when due.

                  (b) The occurrence of a Pietrafesa Event of Default (as defined in the Supply Agreement).

                  (c) Any default under Sublease of even date herewith between Jos. A Bank Clothiers, Inc., Sublandlord and Tenant, as Subtenant.

                  13.2     Notices of Default to Tenant.
                           ----------------------------

                  Landlord shall give Tenant written notice of default and Tenant shall have the right to cure defaults hereunder and be relieved from the effects thereof if, in the case of a monetary default, Tenant remedies such default by making the required payment(s) within five (5) days after the giving of notice by Landlord or, in the case of nonmonetary defaults, Tenant remedies such default within thirty (30) days after the giving of notice by Landlord; provided, however, if such nonmonetary default cannot reasonably be cured within such thirty (30) days period, Tenant shall have up to an additional thirty (30) days to remedy such default so long as Tenant is diligently pursuing such remedy. No further notices shall be required to pursue any remedy of Landlord, including the commencement of an unlawful detainer proceeding, and to the extent the law may be construed to require additional notices, such notices are specifically waived by Tenant.

                  13.3     Remedies of Landlord.
                           --------------------

                           (a) Cumulative Remedies. If, and only if, any default by Tenant is not cured within the cure period after notice provided in the foregoing Section 13.2, Landlord shall have the following remedies set forth in this Section 13.3.

                           (b)      Performance   of   Tenant's   Obligations.
     Landlord,   with  or  without terminating this Lease Agreement, may
     immediately or at any time thereafter reenter the Facility and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease Agreement or of any notice given Tenant by Landlord pursuant to the terms of this Lease Agreement, and Tenant shall fully reimburse and compensate Landlord on demand (which sums shall constitute additional rent).

                           (c) Vacation of Facility. Landlord, with or without terminating this Lease Agreement, may immediately or at any time thereafter demand in writing that Tenant vacate the Facility and thereupon Tenant shall vacate the Facility and remove therefrom all property thereon belonging to or placed on the Facility by, at the direction of, or with consent of Tenant within thirty (30) days of receipt by Tenant of such notice from Landlord, whereupon Landlord shall have the right to reenter and take possession of the Facility. Any such demand, reentry and taking possession of the Facility by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease Agreement or of the Facility by Tenant and shall not of itself constitute a termination of this Lease Agreement by Landlord.

                           (d)      Reentry.  Landlord, with or without
     terminating this Lease Agreement, may immediately or at any time thereafter reenter the Facility and remove therefrom Tenant and all property belonging to or placed on the Facility by, at the direction of, or with consent of Tenant. Any such reentry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease Agreement or of the Facility by Tenant and shall not of itself constitute a termination of this Lease Agreement by Landlord.

                           (e) Reletting. Landlord, with or without terminating this Lease Agreement, may immediately or at any time thereafter relet the Facility or any part thereof for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable in its sole and absolute subjective discretion, and Landlord may make any alterations or repairs to the Facility which it may deem necessary or proper to facilitate such reletting; and Tenant shall pay as additional rent all costs of such reletting including but not limited to the cost of any such alterations and repairs to the Facility, attorneys' fees, advertising costs, and brokerage commissions; and if this Lease Agreement shall not have been terminated, Tenant shall continue to pay all Base Rent, and all other forms of rent and all other charges due under this Lease Agreement up to and including the date of beginning of payment of such rent by any subsequent tenant of part or all of the Facility, and thereafter Tenant shall pay monthly during the remainder of the Lease Term the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the Base Rent, and all other liabilities of Tenant hereunder arising and other charges reserved in this Lease Agreement, but Tenant shall not be entitled to receive any excess of any such rents collected over the rents reserved herein.

                           (f)      Termination.   Landlord  may   immediately
     or  at  any  time   thereafter terminate this Lease Agreement, and this
     Lease Agreement shall be deemed to have been terminated upon receipt by Tenant of written notice of such termination; upon such termination Landlord shall recover from Tenant all damages Landlord may suffer by reason of such termination, all arrearages in and all other forms of rent, costs, charges, and reimbursements, the cost (including court costs and attorneys' fees) of recovering possession of the Facility, the cost of any alteration of or repair to the Facility which is necessary or proper to prepare the same for re-letting. Such election shall be made by Landlord by serving written notice upon Tenant of its choice of one of the two said alternatives within thirty (30) days of the notice of termination.

                           (g)      Waiver and  Indemnity.  If Landlord
     reenters the Facility or terminates this Lease Agreement pursuant to any of the provisions of this Lease Agreement, Tenant hereby waives all claims for damages which may be caused by such reentry or termination by Landlord. Tenant shall and does hereby indemnify and hold Landlord harmless from any loss, cost (including court costs and attorneys' fees), or damage suffered by Landlord by reason of such reentry or termination. No such reentry or termination shall be considered or construed to be a forcible entry.

                  13.4     Non-Waiver; Forbearance.
                           -----------------------

                  Landlord's pursuit of any one or more of its stated remedies shall not preclude pursuit of any other remedy or remedies provided for in this Lease Agreement or any other remedy or remedies provided for or allowed by law or in equity, separately or concurrently, or in any combination. Pursuit of any one or more of the remedies provided in this Lease Agreement shall not constitute an election of remedies excluding the election of another remedy or other remedies, or a forfeiture or waiver of any damages or other sums accruing to Landlord by reason of Tenant's default. Landlord's forbearance in pursuing or exercising one or more of its remedies shall not be deemed or construed to constitute a waiver of any future default or remedy. No waiver by Landlord of any right or remedy on one occasion shall be construed as a waiver of that right or remedy on any subsequent occasion or as a waiver of any right or remedy then or thereafter existing. No failure of Landlord to pursue or exercise any of its powers rights or remedies or to insist upon compliance by Tenant with any agreement, term, covenant, condition, requirement, provision or restriction of this Lease Agreement, and no custom or practice at variance with the terms of this Lease Agreement, shall constitute a waiver by Landlord of the right to demand compliance with the terms and conditions of this Lease Agreement.

                  13.5     Default by Landlord.
                           -------------------

                           (a) Landlord covenants and agrees that it shall constitute a default by Landlord hereunder if any "Bank Event of Default" (as defined in the Supply Agreement) shall have occurred and be continuing.

                           (b) Upon and during the continuation of a default described in clause (a) above, Tenant shall be entitled to terminate this Lease and all its obligations hereunder on notice to Landlord, which notice and termination shall be effective as of the date sent by Tenant (unless provided otherwise in the relevant notice.)

                                   ARTICLE 14

                               COMPLIANCE WITH LAW

                  14.1.    Tenant's Compliance with Laws.
                               -----------------------------

                  Tenant, at its expense, shall comply with all applicable laws, rules, orders, ordinances, conditional use permits, zoning variances, regulations and other requirements, present or future, including all Environmental Laws defined in Section 6.3 herein (collectively, "Legal Requirements"), affecting the Facility that are promulgated by any governmental authority or agency having jurisdiction, including, without limitation, all Legal Requirements affecting the design, construction, use, condition, occupancy, and/or operation of the Facility, or relating to the performance by Tenant of any duties or obligations to be performed by it hereunder; provided, however, that Tenant shall have no obligation, expense, cost or liability under any provision of this Lease Agreement as a result of (i) Environmental Liabilities and Costs arising from the operation of the Facility prior to the Commencement Date, (ii) any Release that occurred prior to the Commencement Date, or (iii) any noncompliance with any Environmental Laws prior to the Commencement Date, except that Tenant shall be responsible for any aggravation of or contribution to any such Release, noncompliance or any Existing Environmental Condition during the Lease Term.

                  14.2.    Contest of Legal Requirements.
                           -----------------------------

                  Tenant, at its expense and by appropriate proceedings diligently prosecuted, may contest the validity or applicability of any Legal Requirement, and may postpone its compliance therewith until such contest shall be decided, provided such postponement does not subject the Landlord or the Facility to penalty or material loss, damage or reduction in value.

                                   ARTICLE 15

                            ASSIGNMENT AND SUBLETTING

                  15.1.    Prohibition Against Lease Agreement Transfers.
                           ---------------------------------------------

                  Tenant may not sell, assign, encumber or otherwise transfer this lease Agreement, or any portion of Tenant's interest in this Lease Agreement, or sublease or grant any license or concession for all or any part of the Facility, or allow any other person or entity to occupy all or any part of the Facility, whether voluntarily or involuntarily (hereinafter collectively referred to as "Transfer") without Landlord's prior written consent, which consent may be granted or withheld in the sole and absolute subjective discretion of Landlord. Any Transfer shall be subject to and governed by the terms of this Lease Agreement, and Tenant shall thereafter remain primarily liable for the full performance of all terms and conditions of this Lease Agreement, including the payment of all additional rent and all other forms of rent and other payments required hereunder. Any Transfer without Landlord's prior consent shall be voidable at the Option of Landlord and shall be a material breach of this Lease Agreement. The approval of one Transfer shall not be deemed approval of or consent to any subsequent Transfer. As a condition to Landlord's consent to any Transfer, Landlord may require a fee to reimburse Landlord for reasonable attorneys' fees and costs incurred in reviewing the proposed Transfer, and that the transferee assume Tenant's obligations hereunder in writing in a form approved by Landlord. Such fee shall constitute additional rent hereunder.

                  Notwithstanding the foregoing, Landlord will not unreasonably withhold its consent to a subletting of a portion of the Facility provided that:

                  (a) the space to be sublet shall be subject to Landlord approval as being unneeded space for the purpose set forth in the Supply Agreement.

                  (b) the subletting shall in no way affect the Reserved Space provided in Section 1.3.

                  (c) all proceeds of any nature whatsoever to the extent exceeding applicable Base Rent and additional rent from said subletting shall be promptly paid to Landlord.

                  15.2.    Transfer of Limited Liability Company Member
                           Interests.
                           --------------------------------------------

                  If at any time after execution of this Lease, any part or all of the member interests of Tenant shall be transferred by sale, assignment, bequest, inheritance, operation of law, or other disposition (including such a transfer to or by a receiver or trustee in Federal or state bankruptcy, insolvency, or other proceedings) so as to result in a change in the present control of the limited liability company by the person or persons now owning a majority of such interests (or any affiliate of such persons), Tenant shall give Landlord notice of such event within five (5) days from the date of such transfer. In such event and regardless of whether Tenant has given such notice, Landlord may elect to terminate this Lease at any time thereafter by giving Tenant notice of such election, in which event this Lease and the rights and obligations of the parties hereunder shall cease as of a date set forth in such notice which date shall not be less than ten (10) days after the date of such notice. In the event of any such termination, all additional rent due Landlord resulting from Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

                  15.3. Landlord's Right to Assign Agreement and Mortgage the Facility.
                           -----------------------------------------------------

                  Landlord shall have the right to assign its rights and obligations under this Lease Agreement and, in such event, Landlord shall provide written notice thereof to Tenant. Landlord shall also have the right to mortgage or otherwise encumber the Facility at any time during the Lease Term and Landlord shall provide Tenant written notice thereof.

                                   ARTICLE 16

                     ENTRY BY LANDLORD DURING THE LEASE TERM

                  Landlord and its authorized representatives shall have the right to enter the Facility either (i) at all times for purposes of entering the Reserved Space as set forth in Section 1.3 or (ii) on prior notice during normal business hours, for any reason or purpose in accordance with the Primary Supply Agreement. Landlord may post "for sale," "for rent" or "for lease" signs during the last six (6) months of the Lease Term, or at any time after Tenant has failed to cure a default under the terms of this Lease Agreement within the cure period, if any, specified in
     Section 13.2 hereof and, in addition show the Facility to prospective brokers, agents, buyers, tenants, lenders or persons interested in the Facility at any time during the last six (6) months of the Lease Term, or at any time after Tenant has failed to cure a default under the terms of this Lease Agreement within the cure period specified in Section 13.2 hereof. Tenant shall not be entitled to an abatement or reduction in Base Rent, or any other form of rent if Landlord exercises any rights reserved in this Article. Nothing in this Article shall be construed to require Landlord to make any repairs to the Facility whatsoever, it being acknowledged by the parties that such responsibility is the sole responsibility of Tenant hereunder.

                                   ARTICLE 17

                          SUBORDINATION AND ATTORNMENT

                  17.1.    Subordination
                           -------------

                  Tenant shall from time to time, upon request from Landlord, execute and deliver all documents that may be required by a lender to effectuate a subordination of this Lease Agreement to any encumbrance recorded before or after the date of this Lease Agreement which constitutes a lien against the Facility.

                  17.2.    Attornment
                           ----------

                  It is acknowledged and agreed that Landlord has the right to transfer Landlord's interest in the Facility, in whole or in part, to encumber Landlord's fee title, and to assign any or all rent due hereunder. Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure, and any grantee in an outright sale or exchange of the Facility or any part thereof from Landlord. In the event of such attornment, this Lease Agreement shall remain in full force and effect so long as Tenant is not in default hereunder.

                  17.3 In the event that Tenant loses possession of the Facility as a result of foreclosure of a mortgage encumbering the Facility, this shall constitute a "Bank Event of Default" under the Supply Agreement.

                  17.4.    Further Documents.
                           -----------------

                  Tenant hereby agrees to execute any documents reasonably required by a lender or grantee from Landlord hereunder to accomplish the purposes of this Article. If Tenant fails to execute such documents within ten (l0) days of a request therefor, Tenant hereby grants to Landlord a power of attorney, coupled with an interest, to execute and deliver such documents on behalf of Tenant; provided, however, Landlord shall not be authorized to so execute such documents in the event that during such ten-day period Tenant reasonably objects on the basis that such documents are unreasonable in light of the purposes of this Article.

                                   ARTICLE 18

                                     NOTICES
                                     -------

                  Any notice, demand or request, consent, approval or other communication that either Landlord or Tenant desires or is required to give hereunder shall be in writing and shall be deemed to have been duly given and received if delivered by hand or mailed by registered or certified mail (return receipt requested), postage prepaid, or if given by facsimile or telecopy (followed by a mailed copy), transmitted to the parties at the following addresses:

              If to Landlord:    The Joseph A. Bank Mfg. Co., Inc.
                                 500 Hanover Road
                                 Hampstead, Maryland 21074
                                 Attn: Chief Financial Officer

              Copy to:           Newton B. Fowler III, Esquire
                                 Venable, Baetjer and Howard, LLP
                                 1800 Mercantile Bank & Trust Building
                                 2 Hopkins Plaza
                                 Baltimore, Maryland 21201

              If to Tenant:      SourceOne, LLC
                                 4241 Brookhill Road
                                 Baltimore, MD 21215
                                 Attention:  President

              Copy to:           L. Kevin Sheridan, Esquire
                                 Roberts, Sheridan & Kotel
                                 Towers 49
                                 12 E. 49th Street
                                 New York, NY  10017

     or at such other address as may be substituted by notice given as herein provided. Every notice, demand, request, consent, approval or other communication hereunder shall be deemed to have been duly given on the date on which personally delivered, with receipt acknowledged, on the date of telecopier transmission, on the date of delivery by overnight courier or three (3) business days after the same shall have been deposited with the United States mail. For purposes of this Section, a "business day" means any day other than Saturday, Sunday or other day on which the commercial banks of the State of Maryland are authorized to close.

                                   ARTICLE 19

                  REPRESENTATIONS AND COVENANTS OF THE PARTIES
                  --------------------------------------------

                  19.1.    Landlord's Representations and Covenants.
                           ----------------------------------------

                  Landlord hereby makes the following representations:

                           (a) Landlord is a corporation, organized, validly existing and in good standing under the laws of the State of New Jersey and is authorized to transact business as a foreign corporation under the laws of the State of Maryland.

                           (b)      Landlord is the record owner of the
     Facility, and has the corporate power and authority to execute and deliver this Lease Agreement and the other agreements to be delivered pursuant thereto (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder.

                           (c) The execution and delivery by Landlord of the Transaction Documents and the performance of its obligations thereunder have been duly authorized by all action (corporate or otherwise) that is necessary to authorize Landlord to enter into the Transaction Documents or to perform its obligations thereunder. Each of the Transaction Documents is the legal, valid and binding obligation of Landlord, enforceable against Landlord in accordance with its terms.

                           (d)      None of the Transaction  Documents
     conflicts with, violates or will cause a default under any existing agreements to which Landlord is a party and all consents and approvals necessary for Landlord to enter into each of the Transaction Documents have been obtained.

                  19.2.    Representations and Covenants of Tenant.
                           ---------------------------------------

                  Tenant hereby makes the following representations:

                           (a) Tenant is a limited liability Company organized, validly existing and in good standing under the laws of the State of New York and is authorized to transact business as a foreign limited liability Company under the laws of the State of Maryland.

                           (b) Tenant has the limited liability company power and authority to execute and deliver each of the Transaction Documents and to perform its obligations thereunder.

                           (c) The execution and delivery by Tenant of the Transaction Documents and the performance of its obligations thereunder have been duly authorized by all action that is necessary to authorize Tenant to enter into the Transaction Documents or to perform its obligations thereunder. Each of the Transaction Documents is the legal, valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms.

                           (d) None of the Transaction Documents conflicts with, violates or will cause a default under any existing agreements to which Tenant is a party, and all consents and approvals necessary for Tenant to enter into each of the Transaction Documents have been obtained.

                                   ARTICLE 20

                                   SUCCESSORS

                  Subject to the provisions of this Lease Agreement regarding Transfers, each and all of the covenants and conditions of this Lease Agreement shall be binding upon and shall inure to the benefit of the heirs, successors, executors, administrators, assigns and personal representatives of the respective parties.

                                   ARTICLE 21

                     EXPIRATION, TERMINATION AND HOLDER OVER

                  21.1.    Surrender of the Facility.
                           -------------------------

                  At the expiration or earlier termination of the Lease Term, Tenant shall surrender to Landlord the possession of the Facility, Fixtures, improvements, alterations and/or additions to or of the Facility (excepting only movable fixtures and trade fixtures, including all manufacturing equipment installed by Tenant), which shall, upon the expiration or earlier termination of the Lease Term, become a part of the Facility and the property of the Landlord, subject to Landlord's right to require removal in accordance with Section 7.2 hereof. Tenant shall leave the surrendered Facility and any other property in good and broom-clean condition and, except as provided to the contrary in provisions of this Lease Agreement on maintenance and repair, in the same condition as delivered to Tenant or as improved during the Lease Term, normal wear and tear excepted. All property that Tenant is not required to surrender but that Tenant does not remove from the Facility on or before the date of termination of this Lease Agreement shall, at Landlord's election, automatically become Landlord's property at termination without the necessity of any further act by Landlord or Tenant.

                  21.2.    Holding Over.
                           ------------

                  If Tenant fails to surrender the Facility at the expiration or sooner termination of this Lease Agreement, Tenant shall defend and indemnify Landlord from all liability and expense including, without limitation, attorneys' fees resulting from Tenant's failure to surrender. This Lease Agreement shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration with the consent of Landlord shall not constitute a renewal or extension or give Tenant any right in or to the Facility, but will be deemed to be a tenancy on a month-to-month basis, subject to the covenants and conditions of this Lease Agreement, including without limitation, the obligation to pay the rent reserved to Landlord, except that Base Rent shall be increased to an amount equal to two (2) times the then current Base Rent.

                                   ARTICLE 22

                            NO RECOURSE TO AFFILIATES

                  Landlord and Tenant each agree that its obligations hereunder are primary in nature and that neither party hereto shall have any recourse to any officer, director, partners, member or affiliate (including in the case of SourceOne, Pietrafesa), and that no such person or entity shall have any liability, in respect of the payment and performance obligations of Landlord and Tenant hereunder.

                                   ARTICLE 23

                            MISCELLANEOUS PROVISIONS

                  23.1.    Counterparts.
                           ------------

                  This Lease Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  23.2.    Time of the Essence.
                           -------------------

                  In the performance of all of the covenants and conditions of this Lease Agreement, time shall be of the essence.

                  23.3.    Brokers.
                           -------

                  Tenant and Landlord each warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease Agreement and it knows of no real estate commissions and/or fee in connection with the making and entering into of this Lease Agreement. Further, the parties each hereby indemnify and hold harmless the other party from the payment of any such claims for commissions or fees arising from the indemnifying party's contacts with a claiming broker or agent.

                  23.4.    Estoppel Certificates.
                           ---------------------

                  Tenant shall, at any time and from time to time upon not less than ten (10) business days' prior written notice from Landlord, execute a statement in writing which shall set forth the following: (a) an unequivocal certification that this Lease Agreement is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease Agreement, as so modified, is in full force and effect), and the amount of and date to which the rental or other charges have been paid in advance, if any; and (b) an acknowledgment that there are not any defenses, offsets or to Tenant's knowledge and belief, outstanding uncured defaults on the part of Landlord hereunder or specifying such defenses, offsets or defaults if any. Failure to deliver the certificate within ten (l0) business days shall be conclusive upon Tenant for the benefit of Landlord and third parties relying on the certificate that this Lease Agreement is in full force and effect, has not been modified, and there is no default on the part of Landlord, except as may be represented by Landlord. Tenant hereby agrees that any statement delivered pursuant to this paragraph may be relied upon by the person to whom it is addressed at Landlord's request. Landlord agrees to deliver to Tenant upon request, a statement similar to the foregoing, except with the parties reversed, upon the same terms and conditions as required of Tenant herein.

                  23.5.    Applicable Law.
                           --------------

                  This Lease Agreement shall be governed by and construed in accordance with the laws of the State of Maryland (without regard to its conflicts of law doctrines).

                  23.6.    Prior Agreements and Modifications.
                           ----------------------------------

                  No provision of this Lease Agreement may be amended or added to except by a subsequent contract in writing signed by the parties hereto or their respective successors in interest. Further, the Transaction Documents take the place of all other oral and written agreements between Landlord and Tenant made prior to the date hereof and contain the entire agreement of Landlord and Tenant.

                  23.7.    Captions and Headings.
                           ---------------------

                  The captions and headings used throughout this Lease Agreement have been provided for the convenience of the parties and for reference only. Such are not to be deemed a part of this Lease Agreement nor to be considered in the construction or interpretation of any part hereof.

                  23.8.    Provisions are Covenants and Conditions.
                           ---------------------------------------

                  All provisions, whether covenants or conditions on the part of Tenant, shall be deemed as both covenants and conditions hereunder.

                  23.9.    Severability.
                           ------------

                  The unenforceability, invalidity or illegality of any provision of this Lease Agreement shall not render any other provision unenforceable, invalid or illegal.

                  23.10.   Exhibits and Schedules Incorporated.
                           -----------------------------------

                  All Exhibits to which reference is made are deemed incorporated in this Lease Agreement.

                  23.11.   Relationship of Parties.
                           -----------------------

                  The relationship between the parties shall at all times be deemed to be that of Landlord and Tenant. The parties do not intend, nor shall this Lease Agreement be deemed to create, a partnership or joint venture.

                  23.12.   Modifications.
                           -------------

                  The parties agree to modify this Lease Agreement in order to accommodate any reasonable requirements of Landlord's lenders so long as such modifications do not affect the rent or other financial responsibilities of the parties, do not alter significantly the non-financial responsibilities of the parties, or otherwise have a material and adverse economic effect on the parties hereunder.

                  23.13.   Covenant of Quiet Enjoyment.
                           ---------------------------

                  So long as Tenant is not in default hereunder, and subject to all of the other provisions of this Lease Agreement, Tenant shall be entitled to quiet enjoyment of the Facility during the Lease Term without molestation or hindrance by Landlord or any party claiming by, through, or under Landlord.

                  23.14. Recordation. A short form of this Lease, in the form prescribed by statute, suitable for recordation, shall be executed by the parties hereto upon the request of either Landlord or Tenant. Recordation shall not be required. If either party desires to record the short form lease, all costs of recordation shall be at the expense of that party.

                  23.15. Landlord Exculpation. The term "Landlord" as used in this Lease, shall be limited to mean and include only the then lawful owner (at the time in question) of the Facility; in the event of any transfer or transfers of said estate, the Landlord, herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer and conveyance, of all liability with respect to the performance of any covenants and agreements on the part of Landlord contained in this Lease thereafter to be performed. It is understood and agreed that if any Landlord or grantor shall have committed default prior to such transfer, the Landlord or grantor committing such default shall not be exempt from such liability attaching thereto; it being intended that the covenants and agreements contained in this Lease on the part of the Landlord to be performed, subject to that which is hereafter set forth, be binding on Landlord and its successors and assigns, only during and in respect to their successive periods of ownership.

                  Tenant agrees that the Facility is within the exclusive control of Tenant.

                  23.16. No Option. The submission of this Lease for examination does not constitute a reservation of or option for the leased premises and this Lease become effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

                  IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement as of the date first written above with the intention of creating a document under seal.

                                    LANDLORD:

     Witness:                              THE JOSEPH A. BANK MFG. CO., INC.

                                           By: /s/ Timothy F. Finley  (SEAL)
     ________________________                  _______________________
                                           Name:  Timothy F. Finley
                                                  ____________________
                                           Title: CEO
                                                  ____________________

                                                    [CORPORATE SEAL)

                                     TENANT:

                                                    SOURCEONE, L.L.C.

                                           By: /s/ David McDonough    (SEAL)
     ________________________                  _______________________
                                           Name:  David McDonough
                                                  ____________________
                                           Title: VP-Finance          Member
                                                  ____________________


                                           By:                        (SEAL)
     ________________________                  _______________________
                                           Name:
                                                  ____________________
                                           Title:                     Member
                                                  ____________________

     EXHIBITS AND SCHEDULES
     ----------------------

         EXHIBIT A                  -                Land